Exhibit 99.1

Tharimmune, Inc. Closes $545 Million Private Placement to Establish Canton Coin Treasury Strategy

Led by DRW and Liberty City Ventures, Transaction Cements Tharimmune as First Public Company to Deliver Canton-Aligned DAT Strategy

Net Proceeds Support Acquisition of Canton Coin and Active Network Participation via Validator Infrastructure and Application Development

NEW YORK, November 6, 2025 /PRNewswire/ — Tharimmune, Inc. (NASDAQ: THAR) (“Tharimmune” or the “Company”), a publicly traded company that will leverage the Canton Coin (“CC”) to support the Canton Network’s ability to digitize traditional financial markets, today announced the successful close of its previously announced private placement for the purchase and sale of shares of common stock (or par-value pre-funded warrants in lieu thereof) at a price of $3.075 per share, resulting in aggregate gross proceeds of approximately $545 million, before deducting placement agent fees and other offering expenses (the “Offering”).

Tharimmune intends to use the net proceeds to acquire CC, the utility token supporting interoperability and settlement across the Canton Network, and to support the Company’s plans to operate as a Super Validator and run additional Validators on the Canton Network. Net proceeds will also be used for working capital and general corporate purposes.

Led by DRW and Liberty City Ventures, notable investors also included ARK Invest, Bitwave, Broadridge, Clear Street, Copper, Digital Asset, Fairmint Inc., Feynman Point Asset Management, Five North, IntellectEU, Kaiko, Kenetic, Kraken, LendOS, Lukka, MPCH, Nima Capital, Obsidian Software, Polychain Capital, Proof Group, SBI Group, The Tie, Tradeweb Markets, and 7RIDGE. The Canton Foundation, the governing body overseeing the Canton Network, also participated, making Tharimmune the first and only publicly traded company supported by the Canton Foundation.

Through active participation in the Canton Network – a privacy-enabled, secure blockchain already hosting trillions in assets on chain – Tharimmune plans to execute a differentiated digital asset treasury (“DAT”) strategy. Unlike other DAT strategies, Tharimmune has a diversified approach, and intends to drive value not only by acquiring CC, but also by applying to operate as a Super Validator and investing in applications built on the Canton Network that accelerate institutional utility and adoption across capital markets.

To move this strategy forward, Mark Wendland, former Partner and Chief Operating Officer at DRW, has been appointed as Chief Executive Officer of the Company overseeing the DAT strategy, with Mark Toomey, former Managing Director and Head of Business Development at Liberty City Ventures, appointed as President of the Company. The existing management team will continue to oversee its clinical-stage biotechnology operations. Mark Wendland will also join the Board of Directors of the Company.

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“Closing this financing represents an important step in bringing the differentiated value of the Canton Network to public markets,” said Mr. Wendland. “Our treasury strategy is built around the conviction that the future financial system will be shaped by those delivering the level of programmability, privacy, and interoperability that we see today in the Canton Network. Canton sits at the center of institutional blockchain adoption, and we are aligning our platform to support both its long-term growth and the creation of durable value for shareholders.”

Mr. Toomey added, “We are entering a new era where public markets will benefit from the transparency, efficiency, and programmability enabled by the Canton Network. At Tharimmune, we are committed to setting the standard for how companies can engage with this technology in a responsible and value-accretive manner by supporting the development of real-world applications and accelerating the future of institutional finance.”

The Canton Network is purpose-built to power the next generation of institutional financial infrastructure, enabling privacy-preserving, interoperable applications across global capital markets. With participation from world-class financial institutions including Broadridge, Goldman Sachs, Tradeweb Markets, DTCC, DRW, and BNP Paribas, Canton provides the regulatory alignment, scalability, and settlement guarantees required by highly regulated market participants.

According to Copper Research, the Canton Network processed more than 500,000 daily transactions as of September 30, 2025, confirming its ability to support real-world financial workloads and advanced workflows. This growth reflects increasing demand for tokenization frameworks align with institutional requirements for comprehensive blockchain adoption.

Advisors

Clear Street acted as sole placement agent and a financial advisor in connection with the Offering.

President Street Global served as a financial advisor in connection with the Offering.

Lucosky Brookman LLP and Sheppard Mullin Richter & Hampton LLP served as counsel to Tharimmune.

Paul Hastings LLP served as counsel to Clear Street.

Reed Smith LLP served as counsel to DRW.

Securities Disclaimers:

The information provided in this press release is intended for informational purposes only and does not constitute investment advice, endorsement, analysis, or recommendations with respect to any financial instruments, investments, or issuers. Investment in cryptocurrency involves substantial risk, including the risk of complete loss. This press release does not take into account the investment objectives, financial situation, or specific needs of any particular person and each individual is urged to consult their legal and financial advisors before making any investment decisions.

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The offer and sale of the securities in the Offering, including the shares of common stock underlying the pre-funded warrants, was made to institutional accredited investors in a transaction not involving a public offering pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and have not been registered under the Securities Act or applicable state securities laws. Accordingly, the securities issued in the Offering and shares of common stock underlying the pre-funded warrants may not be offered or sold in the United States except pursuant to an effective registration statement with the Securities and Exchange Commission (“SEC”) or an applicable exemption from the registration requirements of the Securities Act and such other applicable state securities laws.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

The private placement was conducted in accordance with applicable Nasdaq rules and was priced to satisfy the “Minimum Price” requirement (as defined in the Nasdaq rules).

About Tharimmune

Tharimmune, Inc. (NASDAQ: THAR) is the first publicly traded company to leverage CC and support the Canton Network to advance institutional blockchain adoption and the digitization of financial markets. In addition to driving value through activities on the Canton Network, Tharimmune also operates clinical-stage biotech research and development. For more information, visit: www.tharimmune.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains statements that constitute “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements are statements other than historical facts and include, without limitation, statements regarding the potential for and amount of additional cash proceeds from warrant exercises, the anticipated use of proceeds from the announced Offering, future stockholder approvals, future announcements and priorities, expectations regarding management, corporate governance, market position, business strategies, future financial and operating performance, and other projections or statements of plans and objectives.

These forward-looking statements are based on current expectations, estimates, assumptions, and projections, and involve known and unknown risks, uncertainties, and other factors—many of which are beyond the Company’s control—that may cause actual results, performance, or achievements to differ materially from those expressed or implied by such statements. Important factors that may affect actual results include, among others, the Company’s ability to execute its growth strategy; its ability to raise and deploy capital effectively; developments in technology and the competitive landscape; the market performance of CC; and other risks and uncertainties described under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on March 26, 2025, and in other subsequent filings with the SEC. These filings are available at www.sec.gov. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Contacts

Media:

Gasthalter & Co.

(212) 257-4170

canton@gasthalter.com

Investors:

ir@tharimmune.com

Twitter/X: @TharimmuneInc

Website: https://tharimmune.com/

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